UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HOSPIRA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 31, 2015, the CEO of Hospira, Inc. (“Hospira”) sent an email to all Hospira employees as set forth below and in connection with this email, Hospira made available on its internal intranet site the question and answer materials set forth below.

Subject: Minute with Mike: Integration Update — Good news on Lake Forest!

Hi, Team-

Good news — we just learned from Pfizer that Hospira’s Lake Forest operations are expected to maintain a significant presence following the acquisition’s close and will become part of Pfizer’s geographic footprint. While we don’t have all the details of what that means in terms of functions, employee numbers or other sites, I committed that we would share information as it became available — and this is hot off the press! Until we have additional details, you can find some Q&A on the Integration website that tries to address some of the questions that could be on your mind.

We appreciate that there continues to be a great deal of uncertainty as we move through the integration planning process, but information like this reinforces not only the thoughtful path Pfizer is taking as it moves through the phases of the process, but also its commitment to making decisions that it feels will best support the seamless integration of Hospira with Pfizer’s Global Established Pharma business — further evidence of Pfizer’s intent to put together the strongest organization possible.

As I said in the February Huddle, Pfizer’s decision to acquire Hospira is not just about the products, but importantly for the unique expertise our people bring to our various businesses. As always, I thank you for what you’re doing each and every day to Make a Difference for the patients and customers we serve — that’s the most important thing we can all do as we move through this process.

Regards,

Mike

For internal information only — not for distribution

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Hospira. In connection with the proposed merger, Hospira filed a preliminary proxy statement in relation to the merger on Schedule 14A on February 27, 2015. Hospira intends to file other relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Hospira will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT HOSPIRA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOSPIRA AND THE PROPOSED MERGER. The

preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by Hospira with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC through the Investor Relations section of Hospira’s website, www.hospira.com, or by sending a request to: Investor Relations, Hospira, Inc., 275 North Field Drive, Dept. NLEG, Bldg. H1, Lake Forest, Illinois 60045.

Hospira and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Hospira’s stockholders with respect to the proposed merger. Information about Hospira’s directors and executive officers and their ownership of Hospira’s common stock is set forth in Hospira’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 12, 2015, and Hospira’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Lake Forest Presence Employee Q&A

On March 31, 2015, Pfizer announced that it intends to maintain a significant presence at Hospira’s Lake Forest offices following the acquisition’s close. Below are some supporting Q&A shared by Pfizer related to this decision.

1.              What does “significant presence” mean?

Pfizer anticipates there will be a sizeable number of people on the campus, but is not going to speculate on specific numbers at this early point in the assessment process.

2.              Why was the decision taken to keep a significant presence in Lake Forest?

Pfizer’s decision was guided by several factors but, most importantly, by ensuring that it maintains the success and momentum of the Hospira business.  In addition, Pfizer wants to ensure the business is supported with the talent and expertise that will deliver on the potential it sees for creating a leading global business that has a robust portfolio of critical products for patients around the world.

3.              When will you know which functions will be located at Lake Forest?

As part of the integration planning process Pfizer will evaluate and reach a decision as to what the future composition of the Lake Forest campus will look like. It’s also important to keep in mind that the primary location for a particular function does not necessarily mean that all colleagues working in that function need to be located in the same facility.

4.              When will decisions be made about the other Hospira facilities?

As part of the integration planning process, the Integration team has kicked off several work streams that will be evaluating how best to design each function.   The Pfizer Global Supply (PGS) work stream has responsibility for assessing the Hospira manufacturing footprint and the Finance and Business Operations work stream has the responsibility for evaluating the Hospira non-manufacturing footprint.  This work will happen over the next several months.  When decisions are made, we will share them with colleagues—just as we did with the decision to retain a significant presence in Lake Forest.

5.              Do we expect Pfizer to maintain a significant presence in Lake Forest in the long run or is this a short-term decision?

We cannot speculate as to Pfizer’s longer-term plans, but Pfizer has stated it considers Lake Forest to be a very attractive site because of the talent based there as well as the ability to attract new talent given the presence of several biopharma companies in the area.

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Hospira. In connection with the proposed merger, Hospira filed a preliminary proxy statement in relation to the merger on Schedule 14A on February 27, 2015. Hospira intends to file other relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Hospira will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT HOSPIRA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOSPIRA AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by Hospira with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC through the Investor Relations section of Hospira’s website, www.hospira.com, or by sending a request to: Investor Relations, Hospira, Inc., 275 North Field Drive, Dept. NLEG, Bldg. H1, Lake Forest, Illinois 60045.

Hospira and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Hospira’s stockholders with respect to the proposed merger. Information about Hospira’s directors and executive officers and their ownership of Hospira’s common stock is set forth in Hospira’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 12, 2015, and Hospira’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

About Hospira

Hospira, Inc. is the world’s leading provider of injectable drugs and infusion technologies, and a global leader in biosimilars. Through its broad, integrated portfolio, Hospira is uniquely positioned to Advance Wellness™ by improving patient and caregiver safety while reducing healthcare costs. The company is headquartered in Lake Forest, Ill.  Learn more at www.hospira.com.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy and statements regarding the contemplated merger with Pfizer Inc.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2014.  Additional factors may include the effect of the announcement of the merger and related transactions on Hospira’s business relationships, operating results and business generally; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Pfizer Inc., and the risk that the merger agreement with Pfizer Inc. may be terminated in circumstances that require Hospira to pay a termination fee to Pfizer Inc.; the outcome of any legal proceedings that may be instituted against Hospira related to the merger agreement with Pfizer Inc.; and the failure to satisfy conditions to completion of the merger with Pfizer Inc., including the receipt of all required regulatory approvals related to the merger with Pfizer Inc. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.